SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Details Narrative) - USD ($)	12 Months Ended
	Dec. 28, 2025	Dec. 29, 2024	Dec. 31, 2022
Deferred transaction costs	$ 150,450	$ 10,000
Gain on property sold	310,182
Net book value	424,000
Proceeds from sale of buildings	47,000
Advertising expenses	$ 54,921	$ 59,438
Warrant excercise price	$ 5.50
Initial lease rent	$ 5,833
Warrant Exercised	2,746,838		13,612
Impairment loss	$ 371,872
West St. Paul
Description of investment	approximately $288,000. In 2024, we closed a leased location in Sioux Falls, South Dakota, resulting in a $90,000 loss on the disposal of equipment, which is included in 2024 operating expenses. On January 2, 2025, we closed the Village Bier Garten, sold certain equipment for $34,500 and assigned the remaining lease to an unrelated party
Gain on sale of location	$ 550,000